Exhibit 10.3

AMENDMENT NO. 1
TO
CREDIT AGREEMENT

THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Amendment”), dated as of December 22, 2015, is entered into by and among Whole Foods Market, Inc., as the Borrower, the Lenders party hereto and JPMorgan Chase Bank, N.A., as the Administrative Agent, Issuing Bank and Swingline Lender. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Credit Agreement referenced below.
WITNESSETH
WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to that certain Credit Agreement, dated as of November 2, 2015 (the “Existing Credit Agreement” and as may be amended, restated, supplemented or otherwise modified from time to time (including by this Amendment), the “Credit Agreement”);
WHEREAS, the Lenders have requested the Borrower and the Administrative Agent agree to certain amendments to the Existing Credit Agreement; and
WHEREAS, the Lenders party hereto, the Borrower and the Administrative Agent have agreed to such amendments on the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
Section 1.    Amendments to Existing Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 2 below, the parties hereto agree that the Existing Credit Agreement is hereby amended as follows:
(a)    The cover page of the Existing Credit Agreement is hereby amended by inserting the following immediately beneath the phrase “as Administrative Agent” appearing therein:

“WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Syndication Agent”

(b)    The introductory paragraph of the Existing Credit Agreement is hereby amended by inserting the phrase “and Wells Fargo Bank, National Association, as Syndication Agent” immediately before the period appearing at the end thereof.

(c)    Article I of the Existing Credit Agreement is hereby amended by adding the following new definition:
“ “Syndication Agent” means Wells Fargo Bank, National Association in its capacity as syndication agent for the credit facility evidenced by this Agreement.”
(d)    Section 2.06(b)(i) of the Existing Credit Agreement is hereby amended by deleting the reference to “$250,000,000” appearing therein and replacing it with “$200,000,000” in lieu thereof.
(e)    Section 5.03(a) of the Existing Credit Agreement is hereby amended by inserting the phrase “(in the case of the Borrower, under the laws of the District of Columbia or a state of the United States of America)” immediately after the phrase “its legal existence” appearing therein.

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(f)    Section 9.03(d) of the Existing Credit Agreement is hereby amended by inserting the following language immediately before the period appearing therein:
“; provided that, for the avoidance of doubt, the foregoing provisions shall not negate the Borrower’s indemnification obligations under Section 9.03(b).”
(g)    Section 9.04(b)(iv) of the Existing Credit Agreement is hereby amended by inserting the phrase “(absent manifest error)” immediately following the word “conclusive” appearing in the second sentence therein.
(h)    Clause (e) of the definition of “Ineligible Institution” appearing in Section 9.04 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:
“(e) any actual competitor in the core business of the Borrower or any of the Borrower’s Subsidiaries (each such competitor, following the date of designation pursuant to this clause (e), a “DQ Entity”), which DQ Entity has been designated on the DQ List by the Borrower as an “Ineligible Institution” by written notice to the Administrative Agent and the Lenders (such written notice to the Lenders to be satisfied by posting the DQ List on the Platform) not less than 5 Business Days prior to the date of such designation”
(i)    Schedule 2.01 of the Existing Credit Agreement is hereby amended by replacing the same with Schedule 2.01 attached hereto.
(j)    Exhibit A of the Existing Credit Agreement is hereby amended by replacing the same with Exhibit A attached hereto.

Section 2.    Conditions of Effectiveness. This Amendment shall become effective on the date hereof (the “Amendment No. 1 Effective Date”) upon the receipt by the Administrative Agent of counterparts to this Amendment duly executed by each of the Borrower, the Required Lenders and the Administrative Agent.

Section 3.    Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows:
(a)    This Amendment has been duly executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding at law or in equity.
(b)    Immediately after giving effect to this Amendment, the representations and warranties of the Borrower set forth in the Credit Agreement are true and correct in all material respects (except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty shall be true and correct in all respects), on and as of the date hereof, except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty is true and correct in all material respects (except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty shall be true and correct in all respects) on and as of such earlier date.
(c)    Immediately before and after giving effect to this Amendment, no Default or Event of Default shall exist.

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Section 4.    Effect on Credit Agreement.
(a)    Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to such Agreement, as amended and modified hereby.
(b)    Except as specifically amended and modified above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect, and are hereby ratified and confirmed.
(c)    The execution, delivery and effectiveness of this Amendment shall neither, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.
Section 5.    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

Section 6.    Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

Section 7.    Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A facsimile or PDF copy of any signature hereto shall have the same effect as the original thereof.
[The remainder of this page is intentionally blank.]

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ACTIVE 211778790v.3

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

BORROWER: WHOLE FOODS MARKET, INC., as the Borrower

By:
Name: Glenda Flanagan
Title: Executive Vice President and Chief Financial Officer

Signature Page to WFM Amendment No. 1

JPMORGAN CHASE BANK, N.A., as Administrative Agent, the Issuing Bank, the Swingline Lender and a Lender

By:
Name:
Title:

Signature Page to WFM Amendment No. 1

WELLS FARGO BANK, NATIONAL ASSOCIATION
as a Lender

By ____________________________
Name:
Title:

Signature Page to WFM Amendment No. 1

BANK OF AMERICA, N.A.
as a Lender
By ____________________________
Name:
Title:

Signature Page to WFM Amendment No. 1

MORGAN STANLEY BANK, N.A.
as a Lender
By ____________________________
Name:
Title:

Signature Page to WFM Amendment No. 1

ROYAL BANK OF CANADA
as a Lender
By ____________________________
Name:
Title:

Signature Page to WFM Amendment No. 1

U.S. BANK NATIONAL ASSOCIATION,
as a Lender
By ____________________________
Name:
Title:

Signature Page to WFM Amendment No. 1

GOLDMAN SACHS BANK USA
as a Lender
By ____________________________
Name:
Title:

Signature Page to WFM Amendment No. 1

SCHEDULE 2.01
COMMITMENTS

Commitments

Lender	Commitment	Applicable Percentage
JPMorgan Chase Bank, N.A.	$200,000,000	40.0%
Wells Fargo Bank, National Association	$100,000,000	20.0%
Bank of America, N.A.	$45,000,000	9.0%
Morgan Stanley Bank, N.A.	$45,000,000	9.0%
Royal Bank of Canada	$45,000,000	9.0%
U.S. Bank National Association	$45,000,000	9.0%
Goldman Sachs Bank USA	$20,000,000	4.0%
Total:	$500,000,000	100.0%

EXHIBIT A
ASSIGNMENT AND ASSUMPTION
This Assignment and Assumption (the “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [Insert name of Assignor] (the “Assignor”) and [Insert name of Assignee] (the “Assignee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.
For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of the Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below (including any letters of credit, guarantees, and swingline loans included in such facilities) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as the “Assigned Interest”). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.

1.	Assignor:
2.	Assignee:
is not an Ineligible Institution [and is an Affiliate/Approved Fund of [identify Lender]1]
3.	Borrower(s):	Whole Foods Market, Inc.

_____________________
1 Select as applicable

4.	Administrative Agent:	JPMorgan Chase Bank, N.A., as the administrative agent under the Credit Agreement
5.	Credit Agreement:	The Credit Agreement dated as of November 2, 2015 among Whole Foods Market, Inc., the Lenders parties thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, and the other agents parties thereto
6.	Assigned Interest:

Aggregate Amount of Commitment/Loans for all Lenders	Amount of Commitment/ Loans Assigned	Percentage Assigned of Commitment/Loans [2]
$	$	%
$	$	%
$	$	%

Effective Date: _____________ ___, 20___ [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]
The terms set forth in this Assignment and Assumption are hereby agreed to:

_____________________
2 Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder

Signature Page to WFM Assignment

ASSIGNOR
[NAME OF ASSIGNOR]
By:
    Title:
ASSIGNEE
[NAME OF ASSIGNEE]
By:
    Title:
Consented to and Accepted:
JPMORGAN CHASE BANK, N.A., as
Administrative Agent, Issuing Bank and Swingline Lender
By:
    Title:

WHOLE FOODS MARKET, INC., as
the Borrower
By:
    Name: Glenda Flanagan
Title: Executive Vice President and Chief Financial Officer

Signature Page to WFM Assignment

ANNEX I
STANDARD TERMS AND CONDITIONS FOR
ASSIGNMENT AND ASSUMPTION
1.    Representations and Warranties.
1.1    Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.
1.2.    Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it is not an Ineligible Institution and it satisfies the other requirements, if any, specified in the Credit Agreement that are required to be satisfied by it in order to acquire the Assigned Interest and become a Lender, (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.01 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (v) if it is a Foreign Lender, attached to the Assignment and Assumption is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.
2.    Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest,

fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.
3.    General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Acceptance and adoption of the terms of this Assignment and Assumption by the Assignee and the Assignor by Electronic Signature or delivery of an executed counterpart of a signature page of this Assignment and Assumption by any Electronic System shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York.

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